[GRAPHIC OMITTED][COBALT CORPORATION LOGO] Cobalt Corporation

Quarterly Highlights
(In thousands, except per share data)

December 31, 2002
----------------------------------                         -------------------------------------------------------------------
        Results of Operations                                  1st Qtr      2nd Qtr      3rd Qtr      4th Qtr        Total
----------------------------------                         -------------------------------------------------------------------
2002
----
  Total revenues                                            $   380,970  $   382,881  $   390,392  $   393,107  $   1,547,350
  Health services revenues                                      378,039      379,250      385,691      390,666      1,533,646
  Income from Cobalt continuing operations(1)                    10,431       11,917       13,888       14,943         51,179
  Income (loss) from Cobalt discontinued operations,
   net of tax                                                     9,359         (250)        (171)           0          8,938
  Investment in AMZ, net of tax                                   2,813       10,845            0          180         13,838
  Net income                                                     22,603       22,512       13,717       15,123         73,955
  Diluted EPS from Cobalt continuing operations(2)                 0.25         0.28         0.33         0.35           1.21
  Diluted EPS from Cobalt discontinued operations(2)               0.23        (0.01)       (0.01)        0.00           0.21
  Diluted EPS from investment in AMZ(2)                            0.07         0.26         0.00         0.00           0.33
  Diluted EPS(2)                                                   0.55         0.53         0.32         0.35           1.75


                                                              ----------                                          ------------
2001                                                           Proforma                                             Proforma
----                                                          ----------                                          ------------
  Total revenues(3)                                         $   409,592  $   411,021  $   416,839  $   411,169  $   1,648,621
  Health services revenues(3)                                   406,109      407,531      413,373      407,707      1,634,720
  Income (loss) from Cobalt continuing operations(1)              3,848       (4,589)        (888)       1,896            267
  Income from Cobalt discontinued operations, net of tax            171          135          364          452          1,122
  Investment in AMZ, net of tax                                  (2,285)         658        1,581      (23,198)       (23,244)
  Net income (loss)                                               1,734       (3,796)       1,057      (20,850)       (21,855)
  Diluted EPS from Cobalt continuing operations (2),(4),(5)        0.10        (0.11)       (0.02)        0.05           0.01
  Diluted EPS from Cobalt discontinued
   operations (2),(4),(5)                                          0.00         0.00         0.01         0.01           0.02
  Diluted EPS from equity in net income (loss) of
   AMZ (2),(4),(5)                                                (0.06)        0.02         0.04        (0.57)         (0.57)
  Diluted EPS (2),(4),(5)                                          0.04        (0.09)        0.03        (0.51)         (0.54)



(1)  Includes investment in affiliates except AMZ.

(2)  The sum of the quarters may not equal the earnings per common share for the year, due to the change in the number of shares outstanding during the year.

(3)  Reclassifications have been made from previously disclosed information to conform with the reporting of discontinued
     operations as the result of the sale of a specialty company on March 29, 2002.

(4)  Pro forma calculations for dilutive securities assume that the price of the stock is the same for the periods prior to the date of the combination (March 23, 2001).

(5)  When the Company reports a net loss, potentially dilutive securities are not included in the calculation of earnings per share ("EPS") because their inclusion would have an antidilutive effect.

[GRAPHIC OMITTED][COBALT CORPORATION LOGO] Cobalt Corporation

Operating Highlights
(In thousands)

December 31, 2002
                             -----------------------------------------------------
                                              2001 (1)                    YTD
---------------------------  -----------------------------------------------------
                              Proforma                                 Proforma
Operating Data                1st Qtr   2nd Qtr    3rd Qtr   4th Qtr   12/31/01
---------------------------  -----------------------------------------------------

---------------------------  -----------------------------------------------------
Health services revenues:
 Insured products             $334,495  $334,000  $336,935  $336,167  $1,341,597
 Specialty managed care
  products and services         44,493    45,075    45,065    44,385     179,018
 Government services            26,903    29,107    32,817    28,365     117,192
 Self funded administrative      7,702     7,003     6,431     6,931      28,067
 Eliminations                   (7,484)   (7,654)   (7,875)   (8,141)    (31,154)
                              --------  --------  --------  --------  ----------
    Total                      406,109   407,531   413,373   407,707   1,634,720

Medical and other benefits:
 Insured products              296,677   308,519   308,784   302,721   1,216,701
 Specialty managed care
  products and services         27,286    27,849    27,514    26,211     108,860
 Eliminations                   (3,556)   (3,618)   (3,575)   (3,627)    (14,376)
                              --------  --------  --------  --------  ----------
    Total                      320,407   332,750   332,723   325,305   1,311,185

Selling, general and
  administrative expenses:
 Insured products               31,771    31,840    31,217    32,606     127,434
 Specialty managed care
  products and services         15,220    16,301    16,271    17,581      65,373
 Government services            26,705    28,978    32,584    28,105     116,372
 Self funded administrative      9,257     7,925     7,285     7,489      31,956
 Holding company                 4,316       106         9     2,825       7,256
 Eliminations                   (3,927)   (4,035)   (4,301)   (4,513)    (16,776)
                              --------  --------  --------  --------  ----------
    Total                       83,342    81,115    83,065    84,093     331,615

Investment income                3,238     3,409     3,166     2,997      12,810
Net realized investment
 gains (losses)                    245        81       300       465       1,091
                              --------  --------  --------  --------  ----------
     Total investment results    3,483     3,490     3,466     3,462      13,901

Income (loss) from continuing
 operations before interest,
   amortization, gain/loss
    on unconsolidated
    affiliates and income tax
    expense (benefit)            5,843    (2,844)    1,051     1,771       5,821

Interest                           183       207       234       120         744
Amortization of goodwill         1,515     1,520     1,530     1,905       6,470
Income (loss) from investment
 in affiliates, net of tax(3)   (2,285)      658     1,581   (23,112)    (23,158)
                              --------  --------  --------  --------  ----------
Pre-tax income (loss) from
 continuing operation            1,860    (3,913)      868   (23,366)    (24,551)

Income tax expense (benefit)       297        18       175    (2,064)     (1,574)
                              --------  --------  --------  --------  ----------
Income (loss) from continuing
 operations                      1,563    (3,931)      693   (21,302)    (22,977)

Income (loss) from
 discontinued operations, net
  of tax(4)                        171       135       364       452       1,122
                              --------  --------  --------  --------  ----------
Net income (loss)              $ 1,734  $ (3,796) $  1,057  $(20,850) $  (21,855)
                              ========  ========  ========  ========  ==========
---------------------------  -----------------------------------------------------


Operating Highlights
(In thousands)

December 31, 2002
                                               2002                      YTD               YTD
---------------------------  ---------------------------------------------------  -----------------------
                                                                                   Proforma
Operating Data                1st Qtr    2nd Qtr   3rd Qtr   4th Qtr   12/31/02    12/31/01    12/31/02
---------------------------  ---------------------------------------------------  -----------------------

---------------------------  ---------------------------------------------------  -----------------------
Health services revenues:
 Insured products             $305,127  $306,145  $311,386  $317,424  $1,240,082  $1,341,597  $1,240,082
 Specialty managed care
  products and services         45,328    45,434    46,504    47,844     185,110     179,018     185,110
 Government services            28,809    27,971    28,375    26,564     111,719     117,192     111,719
 Self funded administrative      7,233     7,757     7,967     7,681      30,638      28,067      30,638
 Eliminations                   (8,458)   (8,057)   (8,541)   (8,847)    (33,903)    (31,154)    (33,903)
                              --------  --------  --------  --------  ----------  ----------  ----------
    Total                      378,039   379,250   385,691   390,666   1,533,646   1,634,720   1,533,646

Medical and other benefits:
 Insured products              268,222   266,976   269,652   266,844   1,071,694   1,216,701   1,071,694
 Specialty managed care
  products and services         27,473    27,209    27,427    25,751     107,860     108,860     107,860
 Eliminations                   (3,337)   (3,377)   (3,274)   (2,895)    (12,883)    (14,376)    (12,883)
                              --------  --------  --------  --------  ----------  ----------  ----------
    Total                      292,358   290,808   293,805   289,700   1,166,671   1,311,185   1,166,671

Selling, general and
  administrative expenses:
 Insured products               33,060    33,837    34,605    37,904     139,406     127,434     139,406
 Specialty managed care
  products and services         16,381    16,956    17,265    18,535      69,137      65,373      69,137
 Government services            28,277    27,499    28,110    26,275     110,161     116,372     110,161
 Self funded administrative      6,889     7,088     6,755     7,381      28,113      31,956      28,113
 Holding company                (2,615)     (124)     (456)      634      (2,561)      7,256      (2,561)
 Eliminations                   (5,124)   (4,675)   (5,267)   (5,951)    (21,017)    (16,776)    (21,017)
                              --------  --------  --------  --------  ----------  ----------  ----------
    Total                       76,868    80,581    81,012    84,778     323,239     331,615     323,239

Investment income                2,827     3,708     4,521     3,789      14,845      12,810      14,845
Net realized investment
 gains (losses)                    104       (77)      180    (1,348)     (1,141)      1,091      (1,141)
                              --------  --------  --------  --------  ----------  ----------  ----------
     Total investment results    2,931     3,631     4,701     2,441      13,704      13,901      13,704

Income (loss) from continuing
 operations before interest,
   amortization, gain/loss
    on unconsolidated
    affiliates and income tax
    expense (benefit)           11,744    11,492    15,575    18,629      57,440       5,821      57,440

Interest                           172        71       116       316         675         744         675
Amortization of goodwill             0         0         0         0           0       6,470           0
Income (loss) from investment
 in affiliates, net of tax(3)    2,852    12,465         3       236      15,556     (23,158)     15,556
                              --------  --------  --------  --------  ----------  ----------  ----------

Pre-tax income (loss) from
 continuing operation           14,424    23,886    15,462    18,549      72,321     (24,551)     72,321

Income tax expense (benefit)     1,180     1,124     1,574     3,426       7,304      (1,574)      7,304
                              --------  --------  --------  --------  ----------  ----------  ----------

Income (loss) from continuing
 operations                     13,244    22,762    13,888    15,123      65,017     (22,977)     65,017

Income (loss) from
 discontinued operations, net
  of tax(4)                      9,359      (250)     (171)        0       8,938       1,122       8,938
                              --------  --------  --------  --------  ----------  ----------  ----------

Net income (loss)             $ 22,603  $ 22,512  $ 13,717  $ 15,123  $   73,955  $  (21,855)     73,955
                              ========  ========  ========  ========  ==========  ==========  ==========
---------------------------  ---------------------------------------------------  -----------------------

(1)  Reclassifications have been made from previously disclosed information to conform with the reporting of discontinued
     operations as the result of the sale of a specialty company on March 29, 2002.

(2)  Specialty Risk and Specialty Service have been combined into Specialty managed care products and services.

(3)  The first quarter of 2002 includes a $0.4 million gain on the sale of 1.4 million AMZ shares and $2.4 million from AMZ operations. The second quarter of 2002 includes a $9.4 million gain on the sale of 3.0 million AMZ shares and $1.4 million from AMZ operations. The YTD 2002, includes a $10.0 million gain on the sale of 4.4 million AMZ shares.

(4)  The first quarter of 2002 includes a $9.9 million net gain on the(sale of Innovative Resource Group, LLC, which is treated as discontinued operations. During the second and third quarter of 2002, additional expenses were recorded, adjusting the net gain to $9.6 million.

[GRAPHIC OMITTED][COBALT CORPORATION LOGO] Cobalt Corporation

Consolidated Statements of Operations
(In thousands, except share and per share data)

December 31, 2002
                                                2001 (1)                       YTD
--------------------------  ------------------------------------------------------------
                              Proforma                                       Proforma
Consolidated                  1st Qtr     2nd Qtr     3rd Qtr     4th Qtr     Total
--------------------------  ------------------------------------------------------------

--------------------------  ------------------------------------------------------------
Health services revenues
& Premium Equivalents:      $  551,416  $  547,129  $  552,249  $  545,114  $2,195,908
                            ==========  ==========  ==========  ==========  ==========
Revenues:
 Health services revenues:
  Premium revenue           $  366,869  $  366,883  $  369,726  $  368,760  $1,472,238
  Other revenue                 39,240      40,648      43,647      38,947     162,482
 Investment results              3,483       3,490       3,466       3,462      13,901
                            ----------  ----------  ----------  ----------  ----------
     Total revenues            409,592     411,021     416,839     411,169   1,648,621

Expenses:
 Medical and other benefits    320,407     332,750     332,723     325,305   1,311,185
 Selling, general and
  administrative                83,342      81,115      83,065      84,093     331,615
 Interest                          183         207         234         120         744
 Amortization of goodwill        1,515       1,520       1,530       1,905       6,470
                            ----------  ----------  ----------  ----------  ----------
    Total expenses             405,447     415,592     417,552     411,423   1,650,014
                            ----------  ----------  ----------  ----------  ----------

Operating income (loss) from
 continuing opererations         4,145      (4,571)       (713)       (254)     (1,393)

Income (loss) from investment
 in affiliates, net of tax(2)   (2,285)        658       1,581     (23,112)    (23,158)
                            ----------  ----------  ----------  ----------  ----------

Pre-tax income (loss) from
 continuing operat               1,860      (3,913)        868     (23,366)    (24,551)

Income tax expense (benefit)       297          18         175      (2,064)     (1,574)
                            ----------  ----------  ----------  ----------  ----------

Income (loss) from continuing
 operations                      1,563      (3,931)        693     (21,302)    (22,977)

Income from discontinued
 operations, net of tax(3)         171         135         364         452       1,122
                            ----------  ----------  ----------  ----------  ----------

Net income (loss)           $    1,734  $   (3,796) $    1,057  $  (20,850) $  (21,855)
                            ==========  ==========  ==========  ==========  ==========

Weighted average
 common shares              40,412,393  40,415,278  40,438,098  40,548,560  40,453,690

Diluted weighted average
 common shares(4)           40,585,385  40,415,278  40,658,298  40,548,560  40,453,690


Earnings (loss) per common
 share (4),(5):
   Diluted EPS from
    continuing operations   $     0.04  $    (0.09) $     0.02  $    (0.52) $    (0.56)
   Diluted EPS from
    discontinued operations $     0.00  $     0.00  $     0.01  $     0.01  $     0.02
                            ----------  ----------  ----------  ----------  ----------
      Total diluted EPS     $     0.04  $    (0.09) $     0.03  $    (0.51) $    (0.54)
                            ==========  ==========  ==========  ==========  ==========
--------------------------  ------------------------------------------------------------


Consolidated Statements of Operations
(In thousands, except share and per share data)

December 31, 2002
                                               2002                            YTD                YTD
---------------------------  ----------------------------------------------------------  -----------------------
                                                                                          Proforma
Consolidated                  1st Qtr      2nd Qtr     3rd Qtr     4th Qtr    Total       12/31/01   12/31/02
---------------------------  ----------------------------------------------------------  -----------------------

---------------------------  ----------------------------------------------------------  -----------------------
Health services revenues
& Premium Equivalents:       $  535,565  $  556,269  $  563,405  $  576,098  $2,231,337  $2,195,908  $2,231,337
                             ==========  ==========  ==========  ==========  ==========  ==========  ==========
Revenues:
 Health services revenues:
  Premium revenue            $  337,966  $  339,129  $  344,737  $  351,928  $1,373,760  $1,472,238  $1,373,760
  Other revenue                  40,073      40,121      40,954      38,738     159,886     162,482     159,886
 Investment results               2,931       3,631       4,701       2,441      13,704      13,901      13,704
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
     Total revenues             380,970     382,881     390,392     393,107   1,547,350   1,648,621   1,547,350

Expenses:
 Medical and other benefits     292,358     290,808     293,805     289,700   1,166,671   1,311,185   1,166,671
 Selling, general and
  administrative                 76,868      80,581      81,012      84,778     323,239     331,615     323,239
 Interest                           172          71         116         316         675         744         675
 Amortization of goodwill             0           0           0           0           0       6,470           0
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Total expenses              369,398     371,460     374,933     374,794   1,490,585   1,650,014   1,490,585
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------

Operating income (loss) from
 continuing opererations         11,572      11,421      15,459      18,313      56,765      (1,393)     56,765

Income (loss) from investment
 in affiliates,
 net of tax(2)                    2,852      12,465           3         236      15,556     (23,158)     15,556
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------

Pre-tax income (loss) from
 continuing operat               14,424      23,886      15,462      18,549      72,321     (24,551)     72,321

Income tax expense (benefit)      1,180       1,124       1,574       3,426       7,304      (1,574)      7,304
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------

Income (loss) from continuing
 operations                      13,244      22,762      13,888      15,123      65,017     (22,977)     65,017

Income from discontinued
 operations, net of tax(3)        9,359        (250)       (171)          0       8,938       1,122       8,938
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------

Net income (loss)            $   22,603  $   22,512  $   13,717  $   15,123      73,955     (21,855)     73,955
                             ==========  ==========  ==========  ==========  ==========  ==========  ==========

Weighted average
 common shares               40,637,194  40,904,010  41,272,729  41,550,021  41,093,967  40,453,690  41,093,967

Diluted weighted average
 common shares(4)            40,967,943  42,413,553  42,625,303  42,634,726  42,229,727  40,453,690  42,229,727


Earnings (loss) per common
 share (4),(5):
   Diluted EPS from
    continuing operations    $     0.32  $     0.54  $     0.33  $     0.35  $     1.54  $    (0.56) $     1.54
   Diluted EPS from
    discontinued operations  $     0.23  $    (0.01) $    (0.01) $     0.00  $     0.21  $     0.02  $     0.21
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------
      Total diluted EPS      $     0.55  $     0.53  $     0.32  $     0.35  $     1.75  $    (0.54) $     1.75
                             ==========  ==========  ==========  ==========  ==========  ==========  ==========
---------------------------  ----------------------------------------------------------  -----------------------

(1)  Reclassifications have been made from previously disclosed information to conform with the reporting of discontinued
     operations as the result of the sale of a specialty company on March 29, 2002.

(2)  The first quarter of 2002 includes a $0.4 million gain on the sale of 1.4 million AMZ shares and $2.4 million from AMZ operations. The second quarter of 2002 includes a $9.4 million gain on the sale of 3.0 million AMZ shares and $1.4 million from AMZ operations. The YTD 2002, includes a $10.0 million gain on the sale of 4.4 million AMZ shares.

(3)  The first quarter of 2002 includes a $9.9 million net gain on the sale of Innovative Resource Group, LLC, which is treated as discontinued operations. During the second and third quarter of 2002, additional expenses were recorded, adjusting the net gain to $9.6 million.

(4)  When the Company reports a net loss, potentially dilutive securities are not included in the calculation of earnings per share ("EPS") because their inclusion would have an antidilutive effect.

(5)  The sum of the quarters may not equal the earnings per common share for the year due to the change in the number of shares outstanding during the year.

[GRAPHIC OMITTED][COBALT CORPORATION LOGO] Cobalt Corporation

Consolidated Balance Sheets
(In thousands)
                                      --------------------------------------    ------------------------------------
December 31, 2002                                    2001 (1)                                   2002
                                      --------------------------------------    ------------------------------------
                                        3/31      6/30      9/30     12/31       3/31     6/30      9/30      12/31
                                      --------------------------------------    ------------------------------------
            Assets
Current Assets:
 Cash and cash equivalents            $ 37,417  $ 31,394  $ 37,572  $ 51,669  $ 49,200  $ 67,478  $ 63,179  $ 49,710
 Investments - available for
  sale(2)                              162,758   181,548   186,825   180,692   204,843   306,270   347,121   373,870
 Due from affiliates                     4,920     6,123     5,881     5,091     5,218     5,859     6,417         0
 Premium receivables                    49,566    42,615    41,318    33,486    31,377    33,989    37,374    40,971
 Due from clinics and providers         15,879    15,926    12,467    11,922     7,101     7,265     4,219     3,750
 Other receivables                      58,326    52,886    55,593    49,138    48,352    47,067    52,177    49,417
 Prepaid and other current assets       21,923    27,290    26,835    30,150    37,696    33,827    30,488    35,805
                                      --------  --------  --------  --------  --------  --------  --------  --------
    Total current assets               350,789   357,782   366,491   362,148   383,787   501,755   540,975   553,523

Noncurrent assets:
 Investments - held to maturity          9,949    11,000    10,931    11,007    10,979    12,591    12,688    12,780
 Investment in affiliates, net (2)      98,878    99,814   103,838    79,466    64,628       418       471        50
 Property and equipment, net            34,181    35,326    33,310    31,411    31,813    31,537    30,526    34,167
 Goodwill, net                          89,011    87,726    87,493    92,066    89,087    89,594    91,295   102,908
 Prepaid pension                        46,998    48,167    50,176    53,837    55,269    56,750    58,557    66,142
 Deferred income taxes                  20,521    28,123    29,612    29,385    32,275    33,088    37,868    33,528
 Other noncurrent assets                38,152    40,472    42,867    48,685    63,847    68,914    74,424    66,801

Assets from discontinued operations     18,248    19,008    19,094    19,317         0         0         0         0
                                      --------  --------  --------  --------  --------  --------  --------  --------
    Total assets                      $706,727  $727,418  $743,812  $727,322  $731,685  $794,647  $846,804  $869,899
                                      ========  ========  ========  ========  ========  ========  ========  ========

Liabilities and Shareholders' Equity
Current Liabilities:
 Medical and other benefits payable   $226,258  $212,136  $218,083  $220,038  $196,181  $194,562  $195,929  $198,101
 Advance premiums                       90,758    94,436    90,912    88,495    87,755    85,975   100,569    92,277
 Due to affiliates                          61        26        38        59       265        33        35        35
 Payables and accrued expenses          45,382    52,831    49,707    49,582    51,152    72,527    71,226    74,641
 Short-term debt                        10,081    14,176    13,087    12,369    12,315     8,516     3,425    12,451
 Other current liabilities              12,370    20,727    27,568    29,521    38,571    34,821    42,707    35,465
                                      --------  --------  --------  --------  --------  --------  --------  --------
    Total current liabilities          384,910   394,332   399,395   400,064   386,239   396,434   413,891   412,970

Noncurrent liabilities:
 Other benefits payable                 39,361    42,971    44,199    47,282    48,121    50,094    53,734    56,777
 Deferred income taxes                  20,526    28,101    29,529    29,259    32,275    33,088    34,505    36,142
 Postretirement benefits other than pe  17,425    17,665    17,678    18,005    18,207    17,626    17,930    18,042
 Long-term debt (3)                          0         0         0     3,000     1,500         0    25,000    25,000
 Other noncurrent liabilities           12,287    15,068    14,661    16,421    15,696    15,819    16,480    18,449

Liabilities from
 discontinued operations                 3,502     5,358     5,187     5,069         0         0        0          0
                                      --------  --------  --------  --------  --------  --------  --------  --------
    Total liabilities                  478,011   503,495   510,649   519,100   502,038   513,061   561,540   567,380

Shareholders' equity:
 Common stock                          248,536   248,574   249,017   249,566   249,921   255,006   259,309   261,304
 Retained earnings (deficit)           (19,597)  (22,999)  (21,774)  (41,979)  (18,010)    4,529   18,291     33,458
 Accumulated other comprehensive
  income                                  (223)   (1,652)    5,920       635    (2,264)   22,051    7,664      7,757
                                      --------  --------  --------  --------  --------  --------  --------  --------
    Total Shareholders' equity         228,716   223,923   233,163   208,222   229,647   281,586   285,264   302,519
                                      --------  --------  --------  --------  --------  --------  --------  --------
    Total liabilities and sharehold   $706,727  $727,418  $743,812  $727,322  $731,685  $794,647  $846,804  $869,899
                                      ========  ========  ========  ========  ========  ========  ========  ========

(1)  Reclassifications have been made from previously disclosed information to conform with the reporting of discontinued
     operations as the result of the sale of a specialty company on March 29, 2002.

(2)  Investment in the remaining 1.9 million shares of AMZ common stock as of June 30, 2002 was reclassified as Investments -
     available for sale. The AMZ Investment is reported at fair market value and any unrealized gain (loss) is included in
     Accumulated other comprehensive income (loss).

(3)  Amount outstanding on the revolving credit loan due beyond twelve months.

[GRAPHIC OMITTED][COBALT CORPORATION LOGO] Cobalt Corporation

Ratio Analysis from Continuing Operations
                                     -----------------------------------  -----------------------------------  -----------------
December 31, 2002                                  2001 (1)                              2002                         YTD
                                     -----------------------------------  -----------------------------------  -----------------
                                     Proforma                                                                  Proforma
Ratio Analysis                       1st Qtr  2nd Qtr   3rd Qtr  4th Qtr  1st Qtr  2nd Qtr  3rd Qtr   4th Qtr  12/31/01 12/31/02
---------------------------------    -----------------------------------  -----------------------------------  ------------------
Insured Products:
 Medical loss ratio                   88.7%    92.4%     91.6%    90.1%    87.9%    87.2%    86.6%     84.1%     90.7%    86.4%
 Selling, general and
  administrative expense ratio         9.5%     9.5%      9.3%     9.7%    10.8%    11.1%    11.1%     11.9%      9.5%    11.2%
 Combined loss and expense ratio      98.2%   101.9%    100.9%    99.8%    98.7%    98.3%    97.7%     96.0%    100.2%    97.6%

Specialty Managed Care Products
  and Services (2):
 Combined loss and expense ratio      95.5%    97.9%     97.2%    98.7%    96.7%    97.2%    96.1%     92.6%     97.3%    95.6%

Government Services:
 Operating expense ratio              99.3%    99.6%     99.3%    99.1%    98.2%    98.3%    99.1%     98.9%     99.3%    98.6%

Number of days in reserve (3)          65.3     58.0      59.5     60.3     62.3     60.8     60.5      60.9

Consolidated:
 Selling, general and
  administrative expense ratio
  calculated using total
  health services revenue,
  excluding government services       14.9%    13.8%     13.3%    14.8%    13.9%    15.1%    14.8%     16.1%     14.2%    15.0%

 Selling, general and
  administrative expense ratio
  calculated using total health
  services revenue                    20.5%    19.9%     20.1%    20.6%    20.3%    21.2%    21.0%     21.7%     20.3%    21.1%

 Selling, general and
  administrative expense ratio
  calculated using total health
  services revenue and premium
  equivalents                         15.1%    14.8%     15.0%    15.4%    14.4%    14.5%    14.4%     14.7%     15.1%    14.5%


(1)  Reclassifications have been made from previously disclosed information to conform with the reporting of discontinued
     operations as the result of the sale of a specialty company on March 29, 2002.

(2)  Specialty Risk and Specialty Service have been combined into Specialty managed care products and services.

(3)  Restatements were made to prior quarters to reflect three months of claims annualized. Previously disclosed information was based on a rolling twelve months of claims.

[GRAPHIC OMITTED][COBALT CORPORATION LOGO] Cobalt Corporation

Membership Analysis

December 31, 2002
                                ---------------------------------------------  ------------------------------------------------
                                                      2001                                                        2002
                                ---------------------------------------------  ------------------------------------------------
Members/Lives at Period End        3/31       6/30        9/30       12/31        3/31         6/30        9/30       12/31
----------------------------    ---------------------------------------------  ------------------------------------------------
                                Proforma

Insured Medical Products
 (by product type):
 HMO                              221,680    216,707     218,075     209,639      158,396     156,710     159,150     151,627
 PPO                              136,702    138,017     134,558     134,511      156,880     155,893     161,492     166,078
 Point of Service                  86,897     85,063      83,331      84,057       73,954      65,266      61,925      61,126
 Medicaid                           4,219      4,217       4,214       4,267        4,314       4,387       4,355       4,351
 Medicare Risk                     11,742     10,978      10,382       9,147            0           0           0           0
 Other/Individual                  92,111     90,631      89,764      88,859       76,240      75,484      73,979      73,654
                                ----------  ---------  ----------  ----------  -----------  ----------  ----------  -----------
    Total Insured Members         553,351    545,613     540,324     530,480      469,784     457,740     460,901     456,836
                                ==========  =========  ==========  ==========  ===========  ==========  ==========  ===========

Self-funded Products: (1)
 Medical                          140,255    134,093     130,449     131,671      134,730     132,905     135,238     343,525
 Dental                            39,019     37,587      37,199      37,975       35,648      35,416      35,000     172,045
                                ----------  ---------  ----------  ----------  -----------  ----------  ----------  -----------
    Total Self-funded Members     179,274    171,680     167,648     169,646      170,378     168,321     170,238     515,570
                                ==========  =========  ==========  ==========  ===========  ==========  ==========  ===========


Specialty Managed Care
 Products and Services:
 Life/AD&D                        159,924    162,559     155,992     153,759      148,662     139,819     137,547     132,524
 Dental                           340,705    330,838     318,773     317,071      307,583     305,342     303,825     300,329
 Disability                       116,121    119,032     119,202     121,736      119,647     112,825     115,610     114,151
                                ----------  ---------  ----------  ----------  -----------  ----------  ----------  -----------
    Total Specialty Members       616,750    612,429     593,967     592,566      575,892     557,986     556,982     547,004
                                ==========  =========  ==========  ==========  ===========  ==========  ==========  ===========


Policies in force:
  Workers' Compensation - IL          184        182         158         151          159         153         151         152
  Workers' Compensation - WI          551        558         562         565          595         617         679         696


Members from discontinued
 operations:
 Behavioral Health &
  Medical Management            1,452,072  1,492,338   1,552,767   1,609,822    1,567,681         N/A         N/A         N/A




(1) December 31, 2002 counts include 211,654 medical and 135,823 dental CMS members acquired on December 31, 2002.
